Exhibit (c)(3)

       January 21  Special Committee Discussion Materials    PRELIMINARY & CONFIDENTIAL

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Process Update  2.  Review of Outlook for Business  3.  Preliminary Valuation Analysis  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      I  I      I  II      V  I      A      V  2

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Process Update  2.  Review of Outlook for Business  3.  Preliminary Valuation Analysis  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      II      III      IV      A      V  3

 PRELIMINARY & CONFIDENTIAL      Objectives    Update the Special Committee on the diligence that DBO hascompleted (and work that still needs to be done)      1    Present our preliminary thoughts on the Management Plan and standalone valuation of ISC      2    Discuss potential alternatives to the Management Plan for creatingshareholder value      3    Discuss our recommended strategy for responding to NASCAR’s bid      4  4

 PRELIMINARY & CONFIDENTIAL      Diligence Update  5   DBO has conducted extensive due diligence on ISC including:Review of recent Board PresentationsReview of Management’s Growth and Development PlansReview of Management’s Capital Allocation PlanDiscussions with Management regarding financial projections and historical performanceAnalysis of historical and projected attendance and viewership trendsReview of public estimatesReview of significant legal agreements, including Sanction Agreements, sponsorship contracts, and other corporate partner agreementsIn addition, DBO has met with and / or had calls with the following members of the Senior Management Team of ISC:  John Saunders, PresidentJoie Chitwood, EVP & COODaryl Wolfe, EVP, Chief Marketing OfficerCraig Neeb, Chief Innovation & Development Officer  Discussion of additional diligence opportunities  Greg Motto, EVP, CFO & TreasurerBen Odom, VP, Deputy General CounselJeff Boerger, VP, Corp. DevelopmentAlex Frangoulis, MD, Financial Planning & Analysis

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Process Update  2.  Review of Outlook for Business  3.  Preliminary Valuation Analysis  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      II      III      IV      A      V  6

 PRELIMINARY & CONFIDENTIAL      Review of Outlook for ISC: Operational  7  ISC Management and the Board of Directors spend a significant amount of time reviewing the various opportunities and challenges facing the business and planning for the future  Major Variables  Historical  Management Plan Projections  Broadcast  Very stable, predictable revenue source in the near termAttractive escalator clauseOver 50% of revenue  Biggest variable facing the CompanyManagement has modeled several possible future broadcast outcomes:40% increase from 2015 contract valueReset 2025 to 2015 contract valueReduce 2025 to 25% discount to 2015 value  Admissions  2014A: $130MM vs 2018E: $109MM, a (15.7%) decline5 year CAGR of (4.2%)Ticket prices have remained relatively constant2018 attendance at Cup events down ~10% with a third of the decline attributable to weather  2019 revenues up 3.3%, with increases in both admissions and, to a lesser extent, pricing (e.g., 1.3% vs. 0.3% increase in grandstands admissions and pricing, respectively)Slight increases of 0.5% every year thereafterPositive impact from investments in improving live fan experience“Greatest risk to 2019 plan is from attendance”  Sponsorships & Advertising  Despite challenge in replacing Sprint’s exit, Company has grown revenues from 2014A: $61MM to 2018E: $73MM, a 19.9% increase  Modest growth in baseline sponsorships of ~1% to 2% annually as volume of deals from integrated model offsets declines in corporate partner spendingLoss of a top sponsor in 2019 or sponsor renewal opportunity in 2023 not fully modeled into Management Plan  Food, Beverage& Merchandise  Trends with attendance2014: $73MM vs. 2018E: $36MM, a (50.2%) decline, due largely to multiple changes in merchandise partners (ISC- SMI JV then shift to integrated model with Fanatics then shift again to MainGate)5 year CAGR of (16.0%)  2019 revenues up 27.8%, with ~$10MM revenue contribution from Racing Electronics and stabilization in merchandise partner modelSlight increase every year thereafter

 PRELIMINARY & CONFIDENTIAL      Review of Outlook for ISC: Operational  Management is forecasting that strategic initiatives will result in improved financial performance            FYE 11/30, $MM Historical             5 Year    Projected        5 Year    2014A  2015A  2016A  2017A  2018E  CAGR  2019E  2020E  2021E  2022E  2023E  CAGR  Broadcast (TV & Ancillary Rights)  $302.9  $314.5  $326.8  $339.1  $352.5  3.9%  $365.6  $380.2  $394.6  $409.6  $431.6  4.2%  % Growth  3.5%  3.8%  3.9%  3.8%  4.0%    3.7%  4.0%  3.8%  3.8%  5.4%    % of Total  46.5%  48.7%  49.4%  50.5%  52.2%    51.8%  52.2%  52.9%  53.6%  55.5%    Admissions  129.7  130.2  123.5  121.5  109.4  (4.2%)  113.0  113.6  114.2  114.9  115.5  0.6%  % Growth  (53.1%)  113.8%  (5.1%)  (1.6%)  (10.0%)    3.3%  0.6%  0.5%  0.5%  0.5%    % of Total  9.3%  20.2%  18.7%  18.1%  16.2%    16.0%  15.6%  15.3%  15.0%  14.9%    Sponsorship & Advertising  60.9  63.4  72.4  71.6  73.0  4.6%  77.0  78.4  79.7  80.9  69.7  (2.5%)  % Growth  (6.5%)  4.2%  14.1%  (1.1%)  2.0%    5.5%  1.9%  1.6%  1.6%  (13.9%)    % of Total  9.3%  9.8%  10.9%  10.7%  10.8%    10.9%  10.8%  10.7%  10.6%  9.0%    Food, Beverage, & Merchandise  72.9  47.3  42.0  41.3  36.3  (16.0%)  46.3  47.0  47.4  47.8  48.2  1.0%  % Growth  65.5%  (35.1%)  (11.2%)  (1.6%)  (12.2%)    27.8%  1.5%  0.8%  0.8%  0.8%    % of Total  11.2%  7.3%  6.3%  6.1%  5.4%    6.6%  6.5%  6.4%  6.3%  6.2%    All Other  85.6  90.1  96.4  98.0  103.8  4.9%  104.0  109.8  110.5  111.3  112.1  1.9%  % Growth  5.5%  5.2%  7.0%  1.7%  5.9%    0.2%  5.6%  0.7%  0.7%  0.7%    % of Total  13.1%  14.0%  14.6%  14.6%  15.4%    14.7%  15.1%  14.8%  14.6%  14.4%    Total Revenue  $651.9  $645.4  $661.0  $671.4  $674.9  0.9%  $706.0  $729.1  $746.4  $764.5  $777.1  2.4%  % Growth  6.4%  (1.0%)  2.4%  1.6%  0.5%    4.6%  3.3%  2.4%  2.4%  1.6%        8

 PRELIMINARY & CONFIDENTIAL      Review of Outlook for ISC: Broadcast  Source: Management Plan    Renegotiation of the broadcast agreement could have a significant impact on the operational performance of ISC  9  Year 2026   Management Identified Outcomes       Broadcast Agreement:  +40% Increase  Reset to 2015  25% Disc. to2015  Total Revenue  $829.1  $681.0  $599.9  Adj. EBITDA  $298.9  $228.6  $190.2  Net Income  $136.9  $84.1  $55.2  Diluted EPS  $3.46  $2.12  $1.39

 PRELIMINARY & CONFIDENTIAL      Precedent Broadcast Agreements with Major NetworksConsistent contract growth, despite declines in attendance and viewership, support upside case  Sources: SportsBusiness Resource Guide Live; JP Morgan; ISC Admissions and Management Plan(1) Multiple calculated by current contract average annual value over prior contract average annual value  10  Increase Relative to Prior Contract(Based on Annual Value)          +40% Increase  Reset to 2015  25% Disc. to 2015  Management Identified Outcomes from Broadcast in 2025  $MMLeague  Networks  Start  End  Term  TotalValue  Value  AnnualMultiple YoY Growth  Attendance % Change   Regular Season Viewership Trend in Year(s) Prior to New Contract Announcement                CBS/FOX/NBC/ESPN  2006  2013  8  24,829  3,104  1.4x  41.1%  1.3%  '09 - '13  Declined by (2%) in the years preceding both the    CBS/FOX/NBC/ESPN  2014  2022  5-9  38,350  4,766  1.5x  54%  (1.5%)  '13 - '17  '06 and '14 contract negotiations    FOX/ESPN/TBS  2007  2013  7  4,608  658  1.2x  16%  0.8%  '09 - '13  Up 40% YoY preceding '12 announcement for '13    FOX/ESPN/TBS  2014  2021  8  12,400  1,550  2.4x  136%  (5.9%)  '13 - '18  - '21 contract | Down (2%) from '14 to '17    ABC/ESPN/TNT  2008  2015  8  7,440  930  1.2x  21%  1.8%  '09 - '15  Down from '07 - '08 season by (31%) and (18%)    ABC/ESPN/TNT  2016  2024  9  23,400  2,600  2.8x  180%  0.9%  '15 - '18  in '12 - '13 and '13 - '14 seasons, respectively    FOX/ABC/ESPN  2006  2014  8  4,800  600  1.5x  50%  (17.0%)  '09 - '14  Down (16%) and (20%) on FOX and ABC/ESPN,    FOX/NBC  2015  2024  10  7,802  780  1.3x  30%  (23.0%)  '15 - '18  respectively, from '08 to '13 seasons        `                                                      1.2x  1.2x  1.5x  1.4x 1.5x  2.4x  2.8x  1.3x  1.4x  1.2x  1.0x  1.9x  2.1x  3.1x  1.0x  1.0x0.5x0.0x  1.5x  2.0x  2.5x  3.0x  3.5x

 PRELIMINARY & CONFIDENTIAL      Review of Outlook for ISC: Capital Deployment  11  Source: Company materials  ISC Management and the Board of Directors have developed a capital allocation plan that contemplates significant facility reinvestment, investment in ancillary opportunities, returning capital to shareholders while maintaining dry powder for strategicacquisitions / development opportunities  Existing Facilities Investment ($500MM)  Capital Allocation Plan: $500MM spread over 2017 – 2021Requires ongoing Board approval to release fundsRichmond Infield – annualized $1.9MM EBITDA lift by 2019Phoenix Redevelopment – annualized $8.9MM EBITDA lift by 2019Talladega Infield – annualized $3.5MM EBITDA lift by 2020  Development Projects ($120MM)  Capital Allocation Plan: $120MM spread over 2017 – 2021ONE Daytona – $5.3MM EBITDA lift by 2019Racing Electronics – $2.3MM EBITDA lift by 2019  Return of Capital ($280MM)  Capital Allocation Plan: $280MM returned to shareholders from 2017 – 2022Forecasting ~$35MM per year of repurchasesForecasting ~$0.02 increase in annual dividend from 2018E rate of $0.47 per shareDividend yield on stock greater than 1% has increased base of potential institutional investors  Cash / Debt Management  Company has investment grade ratingProjected cash balance end of year 2018E is $275MM (and is over $500MM by 2022)Current net debt of ($17.5MM)Ability to meet cash needs even in downside scenarioSignificant dry powder should interesting strategic alternatives arise

 PRELIMINARY & CONFIDENTIAL      Review of Outlook for ISC: Additional Variables  12  (1) Assumes no revenue is recognized from Kansas but that cash distributions are included in EBITDA  The following variables that are not currently factored into the Management Plan could provide additional upside / downside  Others Variables  Historical  Management Plan Projections  SanctionAgreements  65% / 25% / 10% for broadcast revenues  Same, including new agreements to be negotiated in 2020  Development Opportunities  Kansas, Daytona, Richmond, and Phoenix investment contributing to financial performance  ~$80MM of incremental revenues and ~$70MM of EBITDA by 2020 (1)No specific development opportunities modeled (e.g., Richmond multi-use sports facility and “ONE Daytona” of Kansas)  New Revenue Streams  Limited revenues from digital, video gaming / simulation, and sports betting (online and in-venue)  Same, with no incremental revenue in forecastManagement is assessing opportunities in these areas, particularly launching mobile and in-venue sports betting  Economy  Attendance in part impacted by weakened consumer spending among fan baseCorporate spending declines during historical downturn reflected in historical financials  Management has stated, “The 2019 Budget has been prepared assuming no significant changes in the US and global economies”

 PRELIMINARY & CONFIDENTIAL      Management Plan vs. Street Estimates  (1) Citigroup does not add back cash distributions from equity investments to adjusted EBITDA  13  Internal Q4 estimates are below the Street. Current offer for NASCAR may mitigate any negative stock price impacts. Company projections are above Street estimates in future years         Proje  cted       FYE 11/30, $MM  Q4'18E  FY2018E  FY2019E  FY2020E  FY2021E  FY2022E                Revenue              Management  $195  $675  $706  $729  $746  $765  Citigroup  197  677  700  727  –  –  Wells Fargo  200  680  710  730  747  765  Street Average  $198  $678  $705  $729  $747  $765  % Inc. / (Dec.) from Street  (1.8%)  (0.5%)  0.2%  0.1%  (0.1%)  (0.1%)                Adjusted EBITDA              Management  $68  $232  $249  $260  $267  $274  Citigroup (1)  47  210  215  215  –  –  Wells Fargo  72  236  243  252  257  263  % Inc. / (Dec.) from WF  (5.4%)  (1.6%)  2.6%  3.4%  3.7%  4.0%                Diluted EPS              Management  $0.62  $1.85  $2.17  $2.44  $2.62  $2.76  Citigroup  0.68  1.91  2.07  2.10  –  –  Wells Fargo  0.71  1.94  2.13  2.26  2.34  2.43  Street Average  $0.70  $1.93  $2.10  $2.18  $2.34  $2.43  % Inc. / (Dec.) from Street  (11.4%)  (4.1%)  3.4%  12.0%  12.1%  13.7%

 PRELIMINARY & CONFIDENTIAL      Research Analyst SummaryOnly two bulge bracket firms cover ISC  Source: Broker reports and Management Plan      Low  $37  $197  $698  $727  3%  $47  $215  $215  4%  $0.68  $1.96  $2.10  1%  Mean  40  197  703  728  3%  61  235  245  4%  0.68  2.10  2.23  7%  Median  39  197  701  727  3%  60  233  252  4%  0.69  2.10  2.11  6%  High  44  200  710  730  4%  72  243  254  4%  0.71  2.18  2.26  8%                Research Report Valuation Price Firm Date Rating Methodology Target         Revenue EBITDA Non-GAAP EPS          Q4'18 FY19E FY20E % Growth Q4'18 FY19E FY20E % Growth Q4'18 FY19E FY20E % Growth  Management Plan: $195 $706 $729 3% $68 $249 $260 4% $0.62 $2.17 $2.44 13%          10/29/2018  Market Perform  NA  $40  $200 $710 $730 3% $72 $243 $252 4% $0.71 $2.13 $2.26 6%  10/9/2018  Neutral  18.6x 2019E P/EMultiple  $38  $197 $700 $727 4% $47 $215 $215 NA $0.68 $2.07 $2.10 1%  11/11/2018  NA  Discounted Cash Flow (8% WACC)  $37  $197 $698 NA NA $48 $222 NA NA $0.69 $2.18 NA NA  10/4/2018  Neutral  21.0x 2020E P/EMultiple  $44  $197 $702 $727 3% $72 $243 $254 4% $0.68 $1.96 $2.11 8%  Discontinued 7/5/2018Coverage  Hold  AV / EBITDA Multiple  $47  $208 $711 $726 2% $77 $254 $261 3% $0.80 $2.20 $2.27 3%              14

 PRELIMINARY & CONFIDENTIAL      Selected Research Analyst Commentary  Source: Broker research reports  Key Variables  Commentary  Strengths    Capital Allocation  ISC plans to invest roughly $500MM into their facilities through 2021 and we could see an increase in shareholder returns once this “heavy lifting is done”ISC has consistently increased its dividend over the past 12 yearsISC continues to repurchase shares  Increased Utilization  ISC’s venues could be used for music festivals and other events that could improve utilization  Weather Protection  Weather Protection Program may help advance ticket sales  Concerns    TV Deals  Lagging attendance not only affects concessions and admissions revenues but also raisesquestions about NASCAR’s ability to negotiate a favorable new TV contract  Lagging Interest  We remain cautious on NASCAR’s attendance and viewership trends      Strengths    TV Rating  An attractive investment aspect of the industry is that the largest part of Company revenues is locked in through the NASCAR TV broadcast agreement  Concerns    Maturity of NASCAR  Since peaking at $814MM in FY2007, ISC’s revenues declined to $671MM in FY2017 representing an (18%) change  ROIC Deterioration  Since the mid-2000’s, ROIC has declined to mid-single digit levels  TV Ratings  Industry revenue declines were driven primarily by a significant reduction in admissions revenues  Fan Income  NASCAR competes for wallet share of those with lower disposable incomes who are mostsensitive to fluctuations in the economy    PT: $38Neutral    PT: $40Market Perform  15

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Objectives & Process Update  2.  Financial Model Observations  3.  Preliminary Valuation & Sensitivity  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      II      III      IV      A      V  16

 PRELIMINARY & CONFIDENTIAL      Valuation Considerations / Observations  17  DBO Partners has reviewed valuations based on ISC’s Management Plan and street estimatesImportantly we have evaluated the standalone value of ISC – the value is highly dependent on the expected value to ISC of the next broadcast agreementWe have conducted sensitivity analysis for certain variables to allow the Special Committee to understand the impact of these variables on valuationWe have excluded scenarios that are not available to the Special Committee, including those that would require the sale of the Family Stockholder sharesOur analysis is subject to completing due diligence and determining if any scenarios, synergy considerations, or alternatives deserve additional analysis

 PRELIMINARY & CONFIDENTIAL                                                                                            $50  $54  $45  $46  $47  $36  $46  $44  $42  $42  $47  $45  $43  $43  $38  $35  $35  $35  $52  $56  $46  $52  $50  $38  $48  $46  $44  $44  $49  $47  $45  $45  $40  $50  $40  $41  $28  $33  $38  $43  $48  $53  $58    Median / VWAP for Historical Trading Ranges  Offer:$42.00    Current:$44.12      Earnings (10/4) to Offer (11/8)30 Day LTM  NTM EBITDA (LTM) (7.7x-8.0x)NTM EBITDA (L5Y) (7.5x-7.9x) NTM P/E (LTM) (20.9x-21.8x) NTM P/E (L5Y) (21.8x-22.7x)  First Offer (30D Avg.)(19.4%-24.0%)Final Offer (30D Avg.)(44.6%-50.9%)Final Offer (LTM High)(0.6%-4.8%)  NTM EBITDA (LTM) (7.7x-8.0x) NTM EBITDA (L5Y) (7.5x-7.9x) NTM P/E (LTM) (20.9x-21.8x) NTM P/E (L5Y) (21.8x-22.7x)  DCF Base Case - WACC(9.0%-8.0%)  Final to Unaffected(19.9%-28.2%)Final to 30 Day Avg.(23.1%-40.2%)  Unnaffected:$39.06    Analyst Price Target(Citi & Wells Fargo)  (1)  Valuation Considerations  Note: Ranges for premiums / multiples represent 40th and 60th percentiles Sources: CapIQ as of 1/18/2019; Company financials; Broker research(1) For DCF, value shown represents WACC used in Base Case  18  Methodologies    Historical Multiple Ranges  Existing Shareholder Buyout    M&A      Management    Street  Projections Forecasts    DCF    Historical Analyst TradingPT Ranges  Precedent Transactions

 PRELIMINARY & CONFIDENTIAL      ISC LTM Share Price PerformanceCurrent offer below LTM average trading price  19   Share Price Prem. / Disc. to NASCAR Purchase Offer        Share Price     Prem. / Disc.   Day Prior to Announce VWAP  $39.22  7.1%  Prior 30 Day VWAP  $37.27  12.7%  Prior 60 Day VWAP  $39.88  5.3%  Prior 90 Day VWAP  $41.16  2.0%  Prior 180 Day VWAP  $42.46  (1.1%)  LTM VWAP  $42.26  (0.6%)  LTM Low  $35.12  19.6%  LTM High  $49.95  (15.9%)                    $40.95  $42.65  $45.35  $42.26  $39.06  38.00  41.00  44.00  47.00  35.00Jan-18 Apr-18 Jun-18Note: VWAP per CapIQ calculation; LTM low and high represent intraday trading prices Source: CapIQ as of 1/18/2019  Aug-18  Oct-18  Jan-19    Closing Share Price Trading Day Prior to Key Event Announcement  NASCAR Purchase Price Offer: $42.00  ISC SharePrice ($USD)50.00  11/9/2018:NASCAR madepublic bid at $42.00    10/4/2018: Announced Q3'18 earnings; lowered 2018 guidance    Current:$44.41  1/25/2018: Announced FY17 earnings; maintained guidance    4/3/2018: Announced Q1'18 earnings; maintained guidance    7/5/2018: Announced Q2'18 earnings; maintained guidance     Earnings Beat / Miss vs. Consensus Estimates             Q4'17  Q1'18  Q2'18  Q3'18  RevenueEPS  1.8%4.4%  (2.0%)5.4%  1.6%2.4%  4.2%18.2%

 PRELIMINARY & CONFIDENTIAL      20  ISC Historical Trading Metrics  Company has traded at ~22.0x forward earnings and ~8.0x NTM EBITDA  Share Price (1)  AV / NTM EBITDA  Forward P/E              7.5x  8.5x8.0x  10.0x9.5x9.0x  7.0x6.5x6.0xJan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19  Current: 8.3x60%: 7.9xMedian: 7.7x40%: 7.5x              $35  $40  $45  $50  $30$25Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19  Current:$44.4160%: $35.95Median:$34.90 40%: $33.91              20.0x  22.0x  24.0x  32.0x30.0x28.0x26.0x  18.0xJan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17Note: Current multiple based on consensus projections; Summary statistics for five years prior to initial NASCAR offer date Source: CapIQ as of 1/18/2019(1) Closing share price for each trading day  Jul-17  Jan-18  Jul-18  Jan-19  60%: 22.7xMedian: 22.2x40%: 21.8xCurrent: 21.6x

 PRELIMINARY & CONFIDENTIAL      DCF Analysis  21     WACC             AV / NTM EBITDAExit Multiple    8.0%  8.5%  8.9%  9.0%    6.0x  $33.29  $32.19  $31.42  $31.14    6.5x  $34.57  $33.41  $32.60  $32.30    7.0x  $35.85  $34.63  $33.77  $33.47    7.5x  $37.13  $35.85  $34.95  $34.63    8.0x  $38.42  $37.07  $36.13  $35.80    8.5x  $39.70  $38.30  $37.31  $36.96    9.0x  $40.98  $39.52  $38.49  $38.12  Illustrative Base Case Valuation @ 8.0x AV / NTM EBITDA    Terminal Year 2030E EBITDA  $256  Terminal Year 2030E Exit Multiple  8.0x  Terminal Value  $2,048  PV of Terminal Value  $840  PV of Sum of Discounted Cash Flows  $750  Implied Aggregate Value  $1,590  (-) Net Debt  (18)  Implied Equity Value  $1,608  Implied Growth Rate  6.4%  Implied Share Price  $36.13

 PRELIMINARY & CONFIDENTIAL      DEV Sensitivity AnalysisNet present value of future stock price depends on time period analyzed  Note: Assumes transaction close 6/30/2019 Sources: Company Materials(1) Represents median value of existing >$1MM sponsors  22   Broadcast Assumptions per Management Implied Share Value (2022E) - Δ from Base Case                   Description  Implied Share Value (2022E)  Implied Share Value (2026E)    Admissions  Sponsorships  Sanctions  Base:Upside:Downside:  Management Forecast: Broadcast TV renewal at same value as previous contract  $48.63  $29.01    –  –  –    Broadcast TV renewal at 40% premium to previous contract, ~3% CAGR    $44.68    $2.21  $1.64  $3.62    Broadcast TV renewal at 25% discount to previous contract, same historical CAGR    $20.23    ($0.66)  ($1.98)  ($2.84)   Case Summary - Illustrative           Admissions  Sponsorships  Sanctions  Base:Upside:Downside:  0.5% Admissions revenue growth from 2020 onwards  2% growth from 2020 to 2024 and1% growth onwards  65/25/10 split with ISC getting~53% of the revenue distributed to promoters    Attendance flat with WTAP increasing inline with historical CAGR of ~2%  Add two large contract sponsors at $2.7MM value each (1)  65/25/10 split with ISC getting 56% of the revenue distributed to promoters    Admissions revenue flat  Assumes renewals to existing contracts >$1MM at same discount as Coca-Cola deal (14%)  62/28/10 split with ISC getting~53% of the revenue distributed to promoters  Broadcast Upside Calculation (2022E)  Forward Diluted EPS $2.91 Forward P/E Multiple 22.0x Implied Stock Price $64.11 Discount Rate 9.3% Discounted Stock Price $46.89 Discounted Cum. Dividends $1.74 Implied Share Value $48.63

 PRELIMINARY & CONFIDENTIAL      $42.00$50.69  $37.27$55.07  $49.95$51.87  $39.06$47.89  $37.27$47.89  $49.95$51.95                  48%  4%  23%  29%  4%  -  10%  21%20%  30%  40%  50%  60%  First OfferPrice  Unaffected 30Day Average  LTMHigh  Unaffected1 Day  Unaffected 30Day Average  LTMHigh      Existing Shareholder Buyouts (1)Median Final Offer Premium to:        M&A Transactions (2)Median Purchase Price Premium to:    ISC Metric -->Implied Purchase Price -->  Summary of Precedent Transactions  Precedents suggest a premium to current NASCAR offer  Sources: CaplQ and Company filingsIncludes last 10 years of comparable precedent existing shareholder buyouts (n=27); see Appendix A for detailsIncludes last 3 years of precedent $1-3Bn US M&A transactions excl. energy, financial, real estate, and utilities (n=64)  23

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Objectives & Process Update  2.  Financial Model Observations  3.  Preliminary Valuation & Sensitivity  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      II      III      IV      A  24      V

 PRELIMINARY & CONFIDENTIAL      Potential Strategic Alternatives  (1) NASCAR offer indicated that the controlling shareholders are not interested in selling any ISC shares owned by them and would not expect to vote as shareholders in favor of any alternative sale, merger, or other extraordinary transaction  Potentially Actionable AlternativesStatus quoStrategic M&A / asset divestituresSale of real estateChanges to return of capital plans (increase share repurchase and / or dividend)Full or partial recapitalization of CompanyAlternatives Unlikely to be Actionable (1)LBOSale to another partyREIT conversion  25

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Objectives & Process Update  2.  Financial Model Observations  3.  Preliminary Valuation & Sensitivity  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      II      III      IV      A      V  26

 PRELIMINARY & CONFIDENTIAL      Preliminary Recommendations on Process and Negotiations  27  Complete due diligence and analysis of sensitivities and alternatives to the satisfaction of the Special CommitteeTopics to be discussedEngage with NASCAR / Advisors to discuss alternatives, terms, process, and timingPreparation of such supplemental financial analyses as requested by the SpecialCommitteeUpdate Special CommitteeDevelop recommended asking price to be communicated privately to the biddersAsking price may be above acceptable price

 PRELIMINARY & CONFIDENTIAL      Process Summary and Potential Timetable                                          January 2019              S  M  T  W  T  F  S      1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16   17   18  19  20  21  22  23  24  25  26  27  28  29  30  31      February 2019        S M T W T F S        1 2        3 4 5 6 7    8  9  10 11 12 13  14  15  16  17 18 19 20 21 22 23        24 25 26 27 28        March 2019              S  M  T  W  T  F  S            1  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24  25  26  27  28  29  30  31                    Phase 1 Preliminary Diligence & Analysis  January 7th – January 22ndReceive and review requested diligence materialsDevelop and refine ISC model and preliminary valuationDetermine next steps as to NASCAR offer and negotiation processKey Dates1/15: In-person Diligence Session1/21: Advisor Meeting with Special Committee1/22: In-person Diligence Session  Phase 2 Negotiations & Refine Analysis  January 23rd – February 14thDeliver valuation analysis to the Special CommitteeDepending on feedback from the Special Committee, engage in negotiations with NASCAR and / or refine valuation and offer analysisIf required, conduct additional diligence to refine valuation and offer analysis and / or launch strategic alternatives analysisKey Dates1/30 or 1/31: Advisor Call or Meeting with Special Committee 2/8: Advisor Call with Special Committee2/14: Advisor Meeting with Special Committee  Phase 3 (if necessary) Continued Negotiations  February 15th & OnwardWith Special Committee approval and involvement, engage in continued negotiations, if and as necessaryContinued regular Advisor Calls or Meetings with Special Committee    Proposed Advisor M eeting / CallIn-person Diligence Session Earnings Release                            28

 PRELIMINARY & CONFIDENTIAL        Table of Contents  1.  Objectives & Process Update  2.  Financial Model Observations  3.  Preliminary Valuation & Sensitivity  4.  Potential Alternatives  5.  Negotiation Strategy & Next Steps  6.  Appendix A: Supporting Materials      I      II      III      IV      A      V  29

 PRELIMINARY & CONFIDENTIAL      ISC Financial SummaryForecasts per Management Team  Source: Company filings and model  Revenue Growth By Segment  FYE 11/30, $MM   Historical 2014A 2015A 2016A      2017A  2018E   Projected 2019E 2020E 2021E 2022E 2023E          2024E  2025E  2026E  Admissions  $129.7  $130.2  $123.5  $121.5  $109.4  $113.0  $113.6  $114.2  $114.9  $115.5  $116.1  $116.8  $117.4  Motorsports Related  433.7  451.8  477.2  491.7  508.4  525.0  543.2  559.1  575.7  586.8  606.5  475.4  486.2  TV & Ancillary Rights  302.9  314.5  326.8  339.1  352.5  365.6  380.2  394.6  409.6  431.6  449.8  317.7  327.5  Sponsorship & Advertising  60.9  63.4  72.4  71.6  73.0  77.0  78.4  79.7  80.9  69.7  70.9  71.6  72.3  Suites & Hospitality  32.6  34.3  37.4  38.5  38.7  39.0  39.2  39.3  39.3  39.4  39.4  39.5  39.6  Other MSR  37.3  39.0  40.7  42.6  44.2  43.4  45.3  45.5  45.8  46.1  46.3  46.6  46.9  Food, Beverage, & Merchandise  72.9  47.3  42.0  41.3  36.3  46.3  47.0  47.4  47.8  48.2  48.6  48.9  49.2  Other Income  15.6  16.1  18.3  17.0  20.9  21.6  25.3  25.7  26.2  26.6  27.1  27.6  28.1  Total Revenues  $651.9  $645.4  $661.0  $671.4  $674.9  $706.0  $729.1  $746.4  $764.5  $777.1  $798.4  $668.7  $681.0  % Growth  6.4%  (1.0%)  2.4%  1.6%  0.5%  4.6%  3.3%  2.4%  2.4%  1.6%  2.7%  (16.2%)  1.8%  Adj. EBITDA (Non-GAAP)  $216.4  $229.9  $238.8  $241.5  $231.8  $249.4  $260.3  $266.9  $273.8  $277.2  $285.5  $223.4  $228.6  % Growth  0.3%  6.3%  3.9%  1.1%  (4.0%)  7.6%  4.4%  2.5%  2.6%  1.3%  3.0%  (21.7%)  2.3%  % Margin  33.2%  35.6%  36.1%  36.0%  34.3%  35.3%  35.7%  35.8%  35.8%  35.7%  35.8%  33.4%  33.6%  Net Income (Non-GAAP)  $65.9  $67.3  $68.1  $72.1  $81.4  $93.8  $102.1  $108.1  $112.2  $116.8  $123.6  $78.2  $84.1  % Growth  (1.9%)  2.1%  1.2%  5.9%  13.0%  15.1%  8.9%  5.9%  3.8%  4.1%  5.8%  (36.7%)  7.4%  % Margin  10.1%  10.4%  10.3%  10.7%  12.1%  13.3%  14.0%  14.5%  14.7%  15.0%  15.5%  11.7%  12.3%  Diluted EPS  $1.42  $1.44  $1.48  $1.61  $1.85  $2.17  $2.44  $2.62  $2.76  $2.91  $3.11  $1.97  $2.12                              Free Cash Flow  $0.9  $29.0  $131.0  $71.7  $91.9  $93.8  $133.7  $137.4  $128.2  $129.0  $131.3  $81.5  $82.3          Admissions  (0.1%)  0.4%  (5.1%)  (1.6%)  (10.0%)  3.3%  0.6%  0.5%  0.5%  0.5%  0.5%  0.6%  0.6%  Motorsports Related  1.9%  4.2%  5.6%  3.0%  3.4%  3.3%  3.5%  2.9%  3.0%  1.9%  3.4%  (21.6%)  2.3%  TV & Ancillary Rights  3.5%  3.8%  3.9%  3.8%  4.0%  3.7%  4.0%  3.8%  3.8%  5.4%  4.2%  (29.4%)  3.1%  Sponsorship & Advertising  (6.5%)  4.2%  14.1%  (1.1%)  2.0%  5.5%  1.9%  1.6%  1.6%  (13.9%)  1.8%  1.0%  1.0%  Suites & Hospitality  5.0%  5.1%  9.1%  2.9%  0.6%  0.9%  0.5%  0.1%  0.1%  0.1%  0.1%  0.1%  0.1%  Other MSR  1.5%  4.4%  4.2%  4.7%  3.9%  (2.0%)  4.5%  0.6%  0.6%  0.6%  0.6%  0.6%  0.6%  Food, Beverage, & Merchandise  65.5%  (35.1%)  (11.2%)  (1.6%)  (12.2%)  27.8%  1.5%  0.8%  0.8%  0.8%  0.8%  0.7%  0.7%  Other Income  18.1%  3.0%  13.9%  (7.4%)  22.9%  3.6%  16.8%  1.8%  1.8%  1.8%  1.8%  1.8%  1.8%  Total Revenues  6.4%  (1.0%)  2.4%  1.6%  0.5%  4.6%  3.3%  2.4%  2.4%  1.6%  2.7%  (16.2%)  1.8%  30

 PRELIMINARY & CONFIDENTIAL    NCAA Basketball CBS/TBS 2011 2024 10,800 771 CBS/TBS* 2025 2032 8,800 1,100 1.4xOlympics NBC 2000 2012 5,708 714   FIFA World Cup   FOX 2014 2022 475 59 FOX* 2022 2026 234 59 1.0x  UEFA   Fox Sports/ESPN 2015 2018 150 50 Turner/Univision 2018 2021 285 95 1.9x  UFC   FOX 2012 2018 840 140 ESPN 2018 2023 1,500 300 2.1x  WWE   NBC 2014 2019 750 150 NBC/FOX 2018 2024 2,350 470 3.1x                      $MM        Total  Annual      Attendance  Regular Season Viewership Trend in Year(s)  League  Networks  Start  End  Value  Value  Mult. (1)    % Δ  Prior to New Contract Announcement      NBC  2012  2020  4,380  548  0.8x    NBC*  2020  2032  7,750  646  1.2x  Mean  $7,242  $889  1.6x  Median  $4,704  $659  1.4x                                    NFL    ABC/CBS/FOX/ESPN CBS/FOX/NBC/ESPN CBS/FOX/NBC/ESPN  199820062014  200520132022  $17,600$24,829.038,350  $2,200$3,104.04,766  xx  1.3% '09 - '13(1.5%) '13 - '17  Declined by (2%) in the years preceding both the '06 and '14 contract negotiations  MLB (2)    FOX/ESPN  2001  2006  3,412  569      Up 40% YoY preceding '12 announcement for '13      FOX/ESPN/TBS  2007  2013  4,608  658  1.2x  0.8% '09 - '13  - '21 contract      FOX/ESPN/TBS  2014  2021  12,400  1,550  2.4x  (5.9%) '13 - '18        FOX*  2022  2028  5,100  729  1.4x    Down (2%) from '14 to '17  NBA    ABC/ESPN/TNT ABC/ESPN/TNTABC/ESPN/TNT  200220082016  200720152024  4,6007,44023,400  7679302,600  1.2x2.8x  1.8% '09 - '150.9% '15 - '18  Down from '07 - '08 season by (31%) and (18%)in '12 - '13 and '13 - '14 seasons, respectively  NASCAR Cup  (3)  FOX/NBC/TNT FOX/ABC/ESPN FOX/NBC  199920062015  200520142024  2,4004,8007,802  400600780  1.5x1.3x  (17%) '09 - '14(23%) '15 - '18  Down (16%) and (20%) on FOX and ABC/ESPN, respectively, from '08 to '13 seasons                                          Precedent Broadcast Agreements with Major Networks  31  Consistent contract growth, despite declines in attendance and viewership, support upside case  Note: *Indicates extension of existing contractSources: SportsBusiness Resource Guide Live; JP Morgan; ISC Admissions and Management ProjectionsMultiple calculated by current contract average annual value over prior contract average annual valueFOX is only network with renewal announced for 2021; FOX % growth relative to prior FOX contractAttendance only for Cup races at ISC facilities

 PRELIMINARY & CONFIDENTIAL      DCF Analysis Backup                                    Historical            Projections            Terminal Year  FYE 11/30, $MM  2017A 2018A  '19E Stub  2020E  2021E  2022E  2023E  2024E  2025E  2026E  2027E  2028E  2029E  2030E  Revenue  $671 $675  $353  $729  $746  $765  $777  $798  $669  $681  $695  $710  $727  $744  % Growth  0.5%    3.3%  2.4%  2.4%  1.6%  2.7%  (16.2%)  1.8%  2.1%  2.1%  2.4%  2.4%  Adjusted EBITDA  $241 $232  $125  $260  $267  $274  $277  $285  $223  $229  $235  $241  $249  $256  % Margin  36.0% 34.3%    35.7%  35.8%  35.8%  35.7%  35.8%  33.4%  33.6%  33.8%  34.0%  34.2%  34.4%  EBIT (Non-GAAP)  $112 $99  $56  $122  $130  $138  $143  $152  $91  $97  $105  $112  $120  $127  % Margin  16.7% 14.6%    16.7%  17.4%  18.1%  18.3%  19.0%  13.6%  14.3%  15.0%  15.8%  16.6%  17.1%  Cash from Operations  $191 $207  $94  $182  $187  $192  $193  $195  $144  $145  $147  $151  $158  $163  % Margin  28.5% 30.7%    24.9%  25.1%  25.2%  24.8%  24.4%  21.6%  21.2%  21.1%  21.2%  21.7%  21.9%  Less: Capital Expenditures  145 141  $60  74  76  91  91  91  90  90  90  90  90  89  % of Revenue  21.6% 20.9%    10.2%  10.2%  11.9%  11.7%  11.4%  13.5%  13.3%  13.0%  12.7%  12.3%  12.0%  Plus: Distribution for Equity Investee / Affiliate  25.5 26.0  $13  26.3  26.5  26.8  27.1  27.3  27.6  27.9  28.2  28.4  28.7  29.0  Free Cash Flow  $72 $92  $47  $134  $137  $128  $129  $131  $81  $82  $85  $89  $97  $103  % Margin  10.7% 13.6%    18.3%  18.4%  16.8%  16.6%  16.4%  12.2%  12.1%  12.2%  12.6%  13.3%  13.8%  32  PV of Cash Flows  $45  $118  $111  $95  $88  $82  $47  $44  $41  $40  $40  $39  PV of Sum of Discounted Cash Flows                      $750

 PRELIMINARY & CONFIDENTIAL      WACC Supporting Analysis  Source: CapIQ as of 1/18/201920-Yr treasury ratePer KPMG as of 6/30/2018Rate per management’s assumed rate for future refinancing  33      WACC Assumptions    Risk-Free Rate (1)  2.95%  Market Risk Premium (2)  5.5%  Cost of Debt (3)  7.0%      WACC Calculation      Equity / Total Cap    88.2%  Debt / Total Cap    11.8%  Levered Beta    1.16  Cost of Equity     9.3%  WACC    8.9%                                    2.01.51.00.5–  2.5  3.0  Jan-10  Jan-11  Jan-12  Jan-13  Jan-14  Jan-15  Jan-16  Jan-17  Jan-18  Jan-19          6 MonthYearYear5 Year  Historical Beta Trends Over Time

 PRELIMINARY & CONFIDENTIAL      34  Comparable Companies  Operating and trading statistics  % o f  Eq uit y  A g g .  A V / R evenue (3)  A V / EB IT D A (3)  Price / Earning s (4) R evenue Gro wt h Y o Y EB IT D A M arg in EPS Gro wt h Y o Y   D eb t /  D iv.  Sources: C apit al IQ, C ompany f i l ings, and W all St reet R esearchShare prices and consensus est imates as of 1/ 18/ 2019M arket capit alizat ion plus net debt (includes non-cont rolling interest s and preferred equity if applicable) (3) Revenue & EBITDA multiples less than 0.0x and greater than 50.0x considered NM(4) P/ E multiples less than 0.0x and greater than 50.0x considered NMNote: Speedway Motorsports projections per Wells Fargo research (8/16/2018)              C o mp any N ame  Price (1)  52 W Hig h  V alue  V alue (2)  2 0 19 E  2020E     2 0 19 E  2020E     2 0 19 E  2020E   2 0 19 E  2020E   2 0 19 E  2020E   2 0 19 E  2020E   EB IT D A  Y ield  ISC ( C urrent )  $4 4 . 4 1  89%   $1, 9 59  1, 9 3 9  2 . 8 x  2 . 7x    8 . 3 x  7. 7x    2 0 . 8 x  2 0 . 4 x  3 . 8%  3 . 7%  3 3 . 0%  3 4 . 5%  10 . 9%  2 . 2%  1. 1x  1. 1%  ISC ( Pre- N A SC A R Of f er)  $3 9 . 50  79%  $1, 74 2  1, 72 3  2 . 5x  2 . 4 x    7. 1x  6 . 8 x    18 . 8 x  18 . 7x  3 . 7%  3 . 7%  3 4 . 6%  3 4 . 7%  9 . 5%  0 . 5%  1. 1x  1. 2 %                                            M o t o rsp o rt s                                          Formula One Tracking Stock  $32.04  81%  $7,401  $12,517  6.3x  5.7x    27.7x  24.4x    NM  NM  8.7%  9.6%  22.6%  23.4%  NM  NM  12.4x  -  Speedway M otorsport s  $16.27  77%  $664  $785  1.7x  1.6x    6.4x  6.2x    15.6x  14.9x  2.2%  2.2%  25.9%  26.0%  1.0%  4.8%  1.5x  3.7%  Dover M otorsport s  $2.05  89%  $75  $76  NA  NA    NA  NA    NA  NA  NA  NA  NA  NA  NA  NA  0.1x  4.0%  M eanM ed ian    82% 8 1%  4 . 0 x4 . 0 x  3 . 7x3 . 7x  17. 1x17. 1x  15. 3 x15. 3 x  15. 6 x15. 6 x  14 . 9 x14 . 9 x  5. 5%5. 5%  5. 9%5. 9%  2 4 . 2%2 4 . 2%  2 4 . 7%2 4 . 7%  1. 0%1. 0%  4 . 8%4 . 8%  4 . 7x1. 5x  2 . 6%3 . 7%  Ent ert ainment  F acilit y Pro vid ers                                Six Flags Entertainment  $60.07  82%  $5,160  $7,668  4.9x  4.7x  12.9x  11.9x  21.3x  18.7x  5.5%  5.2%  38.3%  39.2%  9.7%  13.8%  3.8x  5.4%  Churchill Downs  $267.14  85%  $3,633  $4,387  3.5x  3.3x  11.4x  10.8x  19.6x  18.3x  25.4%  4.2%  30.5%  30.8%  4.5%  7.0%  2.6x  0.6%  Eldorado Resort s  $44.38  88%  $3,439  $6,226  2.2x  2.2x  8.3x  7.8x  16.8x  15.7x  36.1%  0.3%  26.6%  28.2%  76.3%  7.0%  6.6x  -  Cedar Fair  $55.74  79%  $3,154  $4,624  3.3x  3.2x  9.5x  9.1x  16.4x  15.5x  3.7%  3.4%  35.1%  35.1%  11.0%  5.8%  3.6x  6.4%  Penn National Gaming  $24.60  67%  $2,991  $7,292  1.4x  1.4x  4.7x  4.5x  16.0x  12.1x  48.2%  1.2%  29.1%  30.4%  48.1%  32.5%  5.1x  -  SeaWorld Entertainment  $26.40  81%  $2,297  $3,684  2.6x  2.6x  8.8x  8.3x  22.6x  18.2x  3.0%  2.5%  29.6%  30.8%  41.0%  23.9%  3.9x  -  Tokyot okeiba  $26.19  58%  $748  $775  3.5x  3.2x  7.7x  6.1x  NA  NA  8.3%  8.7%  44.9%  52.0%  NA  NA  1.9x  1.4%  M eanM ed ian    77%8 1%  3 . 1x3 . 3 x  2 . 9 x3 . 2 x  9 . 0 x8 . 8 x  8 . 4 x8 . 3 x  18 . 8 x18 . 2 x  16 . 4 x16 . 9 x  18 . 6%8 . 3%  3 . 7%3 . 4%  3 3 . 4%3 0 . 5%  3 5. 2%3 0 . 8%  3 1. 7%2 6 . 0%  15. 0%10 . 4%  3 . 9 x3 . 8 x  2 . 0%0 . 6 %  M o vie C inemas,  T heat ers & Ot her                                Cinemark  $40.92  93%  $4,752  $6,435  2.0x  1.9x  8.0x  7.8x  17.0x  16.3x  3.6%  4.2%  24.4%  24.1%  13.0%  4.5%  2.6x  3.2%  Cineworld Group  $3.28  47%  $4,495  $8,145  1.7x  1.6x  7.5x  7.0x  10.4x  9.2x  19.6%  3.2%  22.6%  23.2%  22.2%  13.3%  8.2x  8.3%  AM C  $14.46  67%  $1,497  $6,604  1.2x  1.1x  7.1x  6.9x  31.8x  32.1x  3.3%  2.6%  16.5%  16.6%  NM  (1.1%)  5.7x  5.7%  M arcus Corporation  $43.23  97%  $1,266  $1,555  2.2x  2.1x  10.3x  9.7x  21.6x  20.1x  0.7%  5.1%  21.4%  21.8%  6.7%  7.5%  2.1x  1.4%  Reading International  $15.73  90%  $362  $520  1.6x  1.5x  8.6x  7.6x  NA  NA  8.1%  6.6%  18.2%  19.2%  NA  NA  3.5x  -  M ean    79%      1. 7x  1. 6 x  8 . 3 x  7. 8 x  2 0 . 2 x  19 . 4 x  7. 1%  4 . 3%  2 0 . 6%  2 1. 0%  13 . 9%  6 . 0%  4 . 4 x  3 . 7%  M ed ian    90%       1. 7x  1. 6 x  8 . 0 x  7. 6 x  19 . 3 x  18 . 2 x  3 . 6%  4 . 2%  2 1. 4%  2 1. 8%  13 . 0%  6 . 0%  3 . 5x  3 . 2%

 PRELIMINARY & CONFIDENTIAL      35  Precedent Existing Shareholder Buyout Transactions  Last 10 years  Note: Transaction values and percent acquired per CapIQ; precedents include existing shareholders with >40% ownership buyout of multiple minority shareholdersSources: CapIQ and Company Filings      Gray Indicates Cancelled Transactions  $MM (except per share)  6/2/2010 Gerdau Ameristeel Corp.  Gerdau Steel North America  34%  1,607  4,768  6,604  $11.00  $11.00 -  48%  47%  14%  48%  47%  14%  Steel  9/4/2009 Odyssey Re Holdings Corp. Fairfax Financial Holdings  Ltd.  27%  1,041  3,799  –  $58.00  $65.00 12%  16%  21%  6%  30%  35%  19%  Insurance  Communications  L.P.  Services      Date  Target Buyer    %Acq.  Trans. Value   Implied Offers Equity Val. Agg. Val. First Final        %Incr.   First Offer Premium to: Final Offer Premium to: Unaffected 30 Day Avg LTM High Unaffected 30 Day Avg LTM High            Target Industry  1/4/2010 Alcon Novartis AG 23%        $11,798  $51,230  $48,215  $153.00  $168.00  10%  (7%)  (5%)  (8%)  2%  4%  1%  Health Care  4/20/2009 The Pepsi Bottling Group PepsiCo    67%    5,283  7,865  14,411  $29.50  $36.50  24%  17%  30%  (16%)  45%  61%  4%  Beverages  12/13/2012 Clearwire Corp. Sprint    50%    3,747  7,517  11,966  $2.60  $2.97  14%  23%  24%  (12%)  40%  42%  0%  Telecom Services    4/20/2009 PepsiAmericas  PepsiCo  57%  2,009  3,548  6,002  $23.27  $28.50  22%  17%  30%  (14%)  43%  59%  6% Beverages    11/28/2012 Danfoss Power Solutions  Danfoss A/S  24%  691  2,833  3,025  $49.00  $58.50  19%  24%  24%  (13%)  49%  48%  4% Agriculture    2/29/2016 Federal-Mogul  Icahn Enterprises Holdings  18%  304  1,690  4,557  $7.00  $9.25  32%  41%  64%  (50%)  86%  117%  (34%) Auto Components    6/29/2009 First Advantage Corp.  First American Corp.  20%  308  1,522  1,531  $14.04  $19.47  39%  15%  8%  (25%)  59%  50%  4% Application HostingServices    6/11/2013 Dole Food Company  David Murdock  60%  737  1,220  1,493  $12.00  $13.50  13%  22%  15%  (21%)  37%  29%  (11%) Agricultural Products    11/1/2010 CNA Surety Corp.  Continental Casualty Co.  38%  456  1,194  –  $22.00  $26.55  21%  15%  19%  11%  39%  43%  34% Insurance    12/22/2009 Danfoss Power Solutions  Danfoss A/S  24%  165  678  1,199  $10.10  $14.00  39%  20%  10%  (0%)  66%  52%  38% Agriculture    3/7/2016 National Interstate Corp.  American Financial Group  49%  313  642  –  $30.00  $32.50  8%  33%  27%  (2%)  44%  38%  7%  Insurance  11/15/2010 Mediacom  Rocco Commisso  60%  361  597  3,920  $6.00  $8.75  46%  13%  3%  (18%)  64%  50%  20%  Cable and Satellite  2/5/2014 National Interstate Corp.  American Financial Group  48%  286  592  –  $28.00  $30.00  7%  26%  22%  (23%)  35%  31%  (17%)  Insurance  9/23/2009 Ligado Networks  Harbinger Capital Partners  51%  278  544  1,496  $4.00  $5.00  25%  21%  25%  (20%)  52%  56%  -  Telecom Services  6/13/2011 M&F Worldwide Corp. MacAndrews & Forbes 57%      277  483  2,511  $24.00  $25.00  4%  42%  15%  (22%)  47%  20%  (19%) Commercial andProfessional Services    3/7/2017 Handy & Harman Steel Partners Holdings 37%      171  459  705  $29.00  $35.00  21%  -  11%  (3%)  -  34%  17% Steel    3/25/2009 Hearst Television Hearst Broadcasting 18%      76  422  1,217  $4.00  $4.50  13%  91%  133%  (84%)  115%  162%  (82%) Broadcasting    11/3/2009 Landry's Tim Fertitta 45%      179  398  1,460  $13.00  $24.50  88%  24%  20%  1%  133%  126%  90% Full ServiceRestaurants    3/23/2009 Cox Radio Cox Media Group 22%      82  382  765  $3.80  $4.80  26%  15%  (10%)  (71%)  45%  13%  (63%) Broadcasting    8/1/2016 Affinity Gaming Z Capital Management 59%      217  369  668  $15.00  $17.35  16%  -  -  -  -  -  - Casinos and Gaming    11/15/2012 Bluegreen Vacations Corp. BFC Financial 46%      146  318  829  $2.18  $4.64  113%  (3%)  7%  (54%)  107%  129%  (2%) Hotels And Motels    4/3/2015 Affinity Gaming Z Capital Management 61%      185  306  515  $9.75  $15.00  54%  -  -  -  -  -  - Casinos and Gaming    12/12/2016 Alliance Healthcare Fujian Thaihot Investment 49%Services Co.      72  147  801  $9.60  $13.25  38%  20%  27%  (1%)  66%  75%  Health Care37% Equipment and    7/9/2009 XO Holdings  ACF Industries Holding  47%  69  146  871  $0.55  $0.80  45%  90%  79%  (30%)  176%  161%  1%  CommunicationServices  7/22/2010 BlueLinx Holdings  Cerberus CapitalManagement  45%  58  131  559  $3.40  $4.00  18%  35%  24%  (46%)  59%  46%  (37%)  Building ProductDistribution  40th Percentile  18%  20%  19%  (20%)  46%  45%  1%  Average  28%  27%  27%  (20%)  62%  61%  1%  Median  21%  21%  22%  (16%)  48%  48%  4%  60th Percentile  24%  24%  24%  (12%)  58%  51%  5%

 PRELIMINARY & CONFIDENTIAL            28.00  32.00  36.00  40.00  44.00  48.00  Jan-14  Jan-15  Jan-16  Jan-17  Jan-18  Jan-19    Key Dividend and Buyback Announcements    Earnings Announcements  36  ISC Share Price($USD)  7/3/17: Reported expected increase in dividend by 4 - 5% annually going forward  4/12/18: Announced 9.3% increase in annual dividend to$0.47 per share  Current:$44.41  1/27/15: Reported expected increase in dividend to$0.26 per share  4/8/15: Announced 8.3% increase in annual dividend to$0.26 per share  4/13/16: Announced 58% increase in annual dividend to$0.41 per share  11/10/16: Announced additional $200MM to Stock Purchase Plan  4/13/17: Announced 4.9% increase in annual dividend to$0.43 per share  Annotated Share Price Performance  Source: CapIQ as of 1/18/2019

 PRELIMINARY & CONFIDENTIAL      Illustrative ISC Credit AnalysisAssumes acquisition of non-Family ISC shares financed 100% by debt  Note: Additional interest expense assumes no debt paydown       Implied Purchase Price Calculation   37  2019E EBITDATotal Debt Raised (@ 5.0x EBITDA) # of Shares Acquired  $249$1,24725.9  Implied Purchase Price $48.08   Implied Purchase Price Sensitivity     Total Leverage            4.50x  4.75x  5.00x  5.25x  5.50x    $43.27  $45.67  $48.08  $50.48  $52.88  % Prem. to Current Offer  3.0%  8.7%  14.5%  20.2%  25.9%  2019E Additional Interest Expense ($MM)  $74.8  $79.0  $83.1  $87.3  $91.5   Financial & Leverage Assumptions   2019E EBITDAFully Diluted Shares OutstandingNon. Family Econ. Ownership % Non. Family Shares AcquiredFirst Lien Rate Second Lien Rate  $249.444.558.30%25.95.5%9.0%  First Lien (2/3 of total lev.) & Second Lien (1/3)  Analysis suggests NASCAR could finance acquisition with debt, with no additional France Family capital. Recent and continued weakening of credit markets may impact financing terms assumed in analysis